Exhibit 24


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                  As independent public accountants, we hereby consent to
             the incorporation of our report dated March 21, 1995, included in this Form 10-K, into the Company's previously filed Amendment No. 3 to Form S-4 Registration Statement No. 33-21412 and Amendment No. 1 to Form S-8 Registration Statement No. 33-24927.





                                                ARTHUR ANDERSEN  LLP

             Washington, D.C.,
             March 31, 1995.